CUFUND
                                     ======




--------------------------------------------------------------------------------
                          Short-Term Maturity Portfolio
                                    [BULLET]
                            Adjustable Rate Portfolio
--------------------------------------------------------------------------------




                                  ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                                     5/31/98





    THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.





                    SOUTHWEST CORPORATE FEDERAL CREDIT UNION
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                     CUFUND
                        THE CREDIT UNION FAMILY OF FUNDS


To Our Shareholders:

CUFUND, the Credit Union Family of Funds, has been serving natural person credit union investment needs for the past six years since its inception in June 1992. During this period, the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio have given credit unions an excellent investment option.

CUFUND remains unique among mutual funds as it is the only mutual fund to be advised by a credit union, Southwest Corporate Federal Credit Union. As a result, CUFUND is uniquely positioned to respond to the concerns and changes of natural person credit unions, as well as the continually changing regulatory environment. As the regulatory environment becomes more complex, we believe that the flexibility and investment expertise inherent to the portfolios of CUFUND will allow credit unions to continue to take advantage of all types of securities available to them in one easy package.

CUFUND has maintained a strong performance record since its inception. Over the past six years it has been our pleasure, Southwest Corporate Federal Credit Union, the adviser, SEI Investments Mutual Funds Services, the administrator and SEI Investments Distributions Co., the distributor, to offer CUFUND. We thank all credit unions for their support of and participation in CUFUND.

CUFUND

MANAGEMENT'S DISCUSSION & ANALYSIS OF FUND PERFORMANCE

SHORT-TERM MATURITY PORTFOLIO--MAURICE KERINS III, ADVISER
                               SOUTHWEST CORPORATE FEDERAL CREDIT UNION
                               MAY 31, 1998


The investment objective of the Short-Term Maturity Portfolio (the "Portfolio") is to seek a high level of income consistent with safety of capital. The primary investment strategy undertaken by the Adviser has been a modified "buy and hold" strategy. The assets of the Portfolio are distributed between U.S. Agency and various mortgage-backed securities (MBS). The average-weighted maturity continues to be less than three years.

While much attention has been given to prepayment rates in the MBS market, the Short Term Portfolio has been less affected than the Adjustable Rate Portfolio by this phenomena. Fully 95% of the collateral backing the MBS securities in the Portfolio have net lending rates of less than eight percent. Indeed, of the agency backed portion of the Portfolio (77% of the total), 60% have loan rates below seven percent. Furthermore, the MBS portion of the Portfolio (70% of the total) consists of well structured PAC (Planned Amortization Class) securities with broad bands which further insulate the Portfolio from the worst of the recent increases in prepayments.

At May 31, 1998, the portfolio is still relatively defensively positioned. Cash from paydowns is being accumulated in short term discount notes and short Collateralized Mortgage Obligations to add yield. Currently $2.0 million is in cash or cash equivalents. During the first quarter, $2 million Treasuries were purchased. With the Federal Open Market Committee seemingly on hold, the adviser will add to securities positions when benchmark Treasury rates approach their recent cyclical highs.

The 30 day yield on May 31, 1998 was 5.32%, down from 5.37% on May 31, 1997. The NAV closed at $9.86 up from $9.80 on May 31, 1997.

    COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT IN THE CUFUND
                SHORT-TERM MATURITY PORTFOLIO, VERSUS THE 1 YEAR
 CONSTANT MATURITY TREASURY, AND THE LIPPER SHORT U.S. GOVERNMENT FUNDS AVERAGE

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOW:
         CU Funds Short-Term    1 Year Constant   Lipper Short U.S.
         Maturity Portfolio    Maturity Treasury  Government Average
6/30/92  $100,000                   $100,000           $100,000
May 93    104,078                    103,222            105,121
May 94    104,317                    107,268            106,246
May 95    111,536                    113,050            113,109
May 96    117,927                    119,392            118,335
May 97    124,885                    126,401            125,482
May 98    132,590                    133,492            133,074

--------------------------------------------------------------------------------
                          Average Annual Total Return
--------------------------------------------------------------------------------
         One Year  Annualized Three  Annualized Five  Annualized Inception
          Return     Year Return       Year Return          to Date*
--------------------------------------------------------------------------------
           6.17%         5.93%            4.96%              4.93%
--------------------------------------------------------------------------------
*Inception date 6/15/92

Past performance is no indication of future performance.

CUFUND

MANAGEMENT'S DISCUSSION & ANALYSIS OF FUND PERFORMANCE

ADJUSTABLE RATE PORTFOLIO--MAURICE KERINS III, ADVISER
                           SOUTHWEST CORPORATE FEDERAL CREDIT UNION
                           MAY 31, 1998


The investment objective of the Adjustable Rate Portfolio (the "Portfolio") is to seek a high level of income while maintaining principal stability. The primary investment strategy undertaken by the Adviser has been to concentrate on Collateralized Mortgage Obligation Real Estate Mortgage Investment Conduit (CMO REMIC) floating rate securities, while avoiding the Pass-Through Adjustable Rate Mortgages sector. At May 31, 1998 approximately 39% of the Potfolio was in one-month LIBOR floating rate securities, down from 43% as of May 31, 1997; 17% was in six-month Certificate of Deposits or LIBOR securities, down from 27%; 15% was in one-year Constant Maturity Treasury securities, down from 17%; and 11% was in Eleventh District Cost of Funds Index securities, up from 1%. 18% of the Portfolio was invested in Cash, Cash Equivalents, and short term fixed rate CMO PACs.

As alluded to above, prepayments on Adjustable Rate Mortgages have lessened their attractiveness. Prepayments have maintained a relatively high, steady rate. And to compound the problems for the ARM market, the percentage of refinancings into new ARMs has dropped drastically. The curve has maintained its very tight spread of just twenty eight basis points between the U.S. Treasury two year and thirty year securities making it unlikely that the current scenario will change anytime soon.

At May 31, 1998, approximately 82% of the Portfolio was in adjustable rate Mortgage Backed Securities and 18% of the Portfolio was in cash, cash equivalents, or fixed rate CMO PACS. Virtually all of the cash deployed in the CMO market was in the short average life COFI Floater sector. The adviser views this sector favorably: effective margins versus LIBOR Floaters are positive and the choice of CMOs (backed by fixed rate collateral) circumvents -- to some extent -- the prepayment complications of the ARM market.

The Net Asset Value (NAV) of the Portfolio was $10.00 on May 31, 1998, down from $10.01 on May 31, 1997. The 30 day yield fell to 5.41% from 5.55% on May 31, 1997. The adviser will continue to attempt to increase duration and yield in fairly valued sectors of the adjustable rate market while focusing on maintaining a stable NAV and minimizing prepayment risk.

    COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT IN THE CUFUND ADJUSTABLE RATE MORTGAGE PORTFOLIO, VERSUS THE 1 MONTH LIBOR INDEX, AND THE
                 LIPPER ADJUSTABLE-RATE MORTGAGE FUNDS AVERAGE

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOW:
         CU Funds Adjustable     One Month       Lipper Adjustable-Rate
       Rate Mortgage Portfolio  LIBOR Index    Mortgage Funds Average
6/30/92       $100,000           $100,000              $100,000
May 93         103,906            103,110               103,720
May 94         107,221            106,739               105,203
May 95         112,850            113,112               110,705
May 96         119,948            119,740               116,661
May 97         127,577            126,530               124,337
May 98         134,759            133,931               131,026

--------------------------------------------------------------------------------
                          Average Annual Total Return
--------------------------------------------------------------------------------
         One Year  Annualized Three  Annualized Five  Annualized Inception
          Return     Year Return       Year Return          to Date*
--------------------------------------------------------------------------------
           5.63%         6.09%             5.34%              5.16%
--------------------------------------------------------------------------------
*Inception date 6/15/92

Past performance is no indication of future performance.

STATEMENT OF NET ASSETS                                                   CUFUND

May 31, 1998




SHORT-TERM MATURITY PORTFOLIO
--------------------------------------------------------------------------------
                                        Par      Value
Description                            (000)     (000)
--------------------------------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (52.6%)
   FHLMC Series 1481,
     Class E REMIC
     6.200%,  11/15/16                $  816   $    815
   FHLMC Series 1490,
     Class PE REMIC
     5.750%,  07/15/06                   896        894
   FHLMC Series 1496,
     Class G REMIC
     4.000%,  03/15/19                 1,120      1,061
   FHLMC Series 1590,
     Class D REMIC
     5.500%,  06/15/13                   314        313
   FHLMC Series 1611,
     Class D REMIC
     5.250%,  01/15/16                   489        487
   FHLMC Series 1640,
     Class F REMIC (A)
     6.088%,  10/15/07                   268        267
   FHLMC Series 1650,
     Class D REMIC
     5.400%,  04/15/24                 1,551      1,549
   FHLMC Series 1671,
     Class D REMIC
     5.750%,  11/15/16                   698        696
   FHLMC Series 1678,
     Class A REMIC
     5.500%,  10/15/07                   531        526
   FHLMC Series 1679,
     Class A REMIC
     5.250%,  09/15/06                   358        355
   FHLMC Series 1706,
     Class C REMIC
     5.250%,  04/15/14                    72         72
   FHLMC Series 2055,
     Class OA REMIC
     6.000%,  03/15/02                 1,000        999
   FNMA Series 1992-155,
     Class E REMIC
     6.700%,  08/25/04                 1,150      1,152
   FNMA Series 1992-175,
     Class PE REMIC
     6.500%,  10/25/04                   841        841
   FNMA Series 1993-189,
     Class PD REMIC
     5.500%,  04/25/13                   281        281
   FNMA Series 1993-203,
     Class PD REMIC
     5.250%,  08/25/15                   249        248
   FNMA Series 1993-212,
     Class C REMIC
     6.000%,  11/25/00                   841        838

--------------------------------------------------------------------------------
                                        Par      Value
Description                            (000)     (000)
--------------------------------------------------------------------------------
   FNMA Series 1993-212,
     Class E REMIC
     5.300%,  11/25/00               $ 2,176   $  2,149
   FNMA Series 1994-31,
     Class VA REMIC
     5.500%,  10/25/98                   751        748
   FNMA Series 1994-86,
     Class PD REMIC
     6.000%,  06/25/04                   500        499
   GNMA Series 1994-1,
     Class PC REMIC
     7.250%,  12/16/16                   743        750
                                               --------
Total U.S. Agency Mortgage-Backed
     Obligations
     (Cost $15,551)                              15,540
                                               --------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (18.6%)
   Countrywide Mortgage
     Securities Series 1994-D,
     Class A1 REMIC (A)
     6.190%,  03/25/24                   406        407
   General Electric Mortgage
     Services Series 1994-7,
     Class A4 REMIC
     5.500%,  02/25/09                   456        454
   General Electric Mortgage
     Services Series 1994-13,
     Class A1 REMIC
     6.500%,  04/25/24                   760        759
   Prudential Home Mortgage
     Securities Series 1993-43,
     Class A1 REMIC
     5.400%,  10/25/23                   451        446
   Prudential Home Mortgage
     Securities Series 1993-54,
     Class A21 REMIC
     5.500%,  01/25/24                 2,206      2,191
   Prudential Home Mortgage
     Securities Series 1993-57,
     Class A2 REMIC
     5.500%,  12/25/23                   298        296
   Residential Funding Mortgage
     Securities Series 1993-S40,
     Class A1 REMIC (A)
     6.150%,  11/25/23                   570        567
   Residential Funding Mortgage
     Securities Series 1993-S45,
     Class A3 REMIC
     6.750%,  12/25/23                   363        363
                                               --------
Total Non-Agency Mortgage-Backed
     Obligations
     (Cost $5,509)                                5,483
                                               --------

STATEMENT OF NET ASSETS                                                   CUFUND

May 31, 1998



SHORT-TERM MATURITY PORTFOLIO (concluded)
--------------------------------------------------------------------------------
                                    Par/Shares   Value
Description                            (000)     (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.4%)
   FHLMC*
     5.400%,  06/08/98                $  675   $    674
   FHLMC
     5.340%,  01/25/99                   500        500
   FNMA
     6.250%,  06/16/00                 1,000      1,011
                                               --------
Total U.S. Government
     Agency Obligations
     (Cost $2,175)                                2,185
                                               --------
U.S. TREASURY OBLIGATIONS (13.8%)
   U.S. Treasury Notes
     6.500%,  05/31/02                 2,000      2,064
     5.875%,  09/30/02                 2,000      2,021
                                               --------
Total U.S. Treasury Obligations
     (Cost $4,044)                                4,085
                                               --------
CASH EQUIVALENT (6.7%) (B)
   SEI Daily Income Trust
     Treasury Fund                     1,981      1,981
                                               --------
Total Cash Equivalent
     (Cost $1,981)                                1,981
                                               --------
TOTAL INVESTMENTS (99.1%)
     (Cost $29,260)                              29,274
                                               --------
OTHER ASSETS AND LIABILITIES,
     NET (0.9%)                                     271
                                               --------

--------------------------------------------------------------------------------
                                                 Value
Description                                      (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 2,996,686 outstanding
     shares of beneficial interest              $30,358
   Distrubutions in excess of net
     investment income                               (7)
   Accumulated net realized loss
     on investments                                (820)
   Net unrealized appreciation
     of investments                                  14
                                                -------
TOTAL NET ASSETS (100.0%)                       $29,545
                                                =======
NET ASSET VALUE, OFFERING PRICE, AND
     REDEMPTION PRICE PER SHARE --              $  9.86
                                                =======

* Rate shown is the effective yield at date of purchase
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
REMIC -- Real Estate Mortgage Investment Conduit
(A) Adjustable Rate Features. Rate shown on the Statement of Net Assets is the rate in effect on May 31, 1998.
(B) On June 1, 1998, the cash equivalent investment of the Portfolio was reduced to less than 5% of net assets.


   The accompanying notes are an integral part of these financial statements.

STATEMENT OF NET ASSETS                                                   CUFUND

May 31, 1998


ADJUSTABLE RATE PORTFOLIO
--------------------------------------------------------------------------------
                                       Par       Value
Description                           (000)      (000)
--------------------------------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (64.5%)
   FHLMC Pool # 970003 CMO
     7.396%,  01/01/23 (A)           $ 2,824 $    2,856
   FHLMC Pool # 970021 CMO
     7.495%,  01/01/23 (A)             4,879      4,992
   FHLMC Series 1476,
     Class F REMIC
     5.713%,  02/15/08 (A)             3,524      3,470
   FHLMC Series 1500,
     Class E REMIC
     6.000%,  08/15/16                   885        885
   FHLMC Series 1512,
     Class M REMIC
     5.367%,  05/15/08 (A)             1,326      1,281
   FHLMC Series 1541,
     Class KM REMIC
     5.868%,  08/15/22 (A)               768        761
   FHLMC Series 1546,
     Class FC REMIC
     6.188%,  12/15/21 (A)             5,607      5,652
   FHLMC Series 1598,
     Class E REMIC
     5.600%,  11/15/05                 1,000        995
   FHLMC Series 1611,
     Class G REMIC
     6.188%,  05/15/21 (A)             4,463      4,487
   FHLMC Series 1671,
     Class J REMIC
     6.088%,  12/15/22 (A)             5,871      5,893
   FHLMC Series 1933,
     Class PA REMIC
     5.000%,  01/15/13                 1,233      1,219
   FHLMC Series 2055,
     Class OA REMIC
     6.000%,  03/15/02                 2,000      1,997
   FNMA Pool # 165655 CMO
     7.555%,  05/01/22 (A)               657        680
   FNMA Pool # 166291 CMO
     7.417%,  06/01/22 (A)             1,813      1,871
   FNMA Pool # 169164 CMO
     7.826%,  06/01/22 (A)               504        516
   FNMA Pool # 354900 CMO
     7.889%,  08/01/26 (A)             2,143      2,164
   FNMA Pool # 359751 CMO
     7.879%,  09/01/26 (A)             1,923      1,942
   FNMA Pool # 364612 CMO
     7.769%,  11/01/26 (A)             1,282      1,306
   FNMA Series 1992-28,
     Class F REMIC
     6.188%,  05/25/07 (A)               712        717
   FNMA Series 1992-112,
     Class FC REMIC
     6.388%,  06/25/18 (A)             6,293      6,305
   FNMA Series 1993-95,
     Class PD REMIC
     6.000%,  12/25/06                 1,500      1,498

--------------------------------------------------------------------------------
                                       Par       Value
Description                           (000)      (000)
--------------------------------------------------------------------------------
   FNMA Series 1993-116,
     Class FA REMIC
     5.449%,  07/25/22 (A)          $  5,535  $   5,443
   FNMA Series 1993-212,
     Class E REMIC
     5.300%,  11/25/00                 4,352      4,297
   FNMA Series 1994-42,
     Class FN REMIC
     5.417%,  03/25/23 (A)             3,739      3,645
   FNMA Series 1994-86,
     Class PD REMIC
     6.000%,  06/25/04                 1,000        998
   FNMA Series 1994-87,
     Class F REMIC
     6.138%,  03/25/09 (A)             1,477      1,487
   FNMA Series 1997-20,
     Class F REMIC
     6.120%,  03/25/27 (A)            11,129     11,108
   GNMA Series 31,
     Class FC REMIC
     6.088%,  08/25/23 (A)             2,385      2,397
                                             ----------
Total U.S. Agency Mortgage-
     Backed Obligations
     (Cost $80,748)                              80,862
                                             ----------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (27.2%)
   DLJ Mortgage Acceptance
     Series 1994-Q1,
     Class 1A1 REMIC
     8.180%,  03/25/24 (A)             1,399      1,426
   Fund America Investors II
     Series 1993-J, Class M REMIC
     8.113%,  11/25/23 (A)             1,043      1,045
   Merrill Lynch Mortgage
     Investments Series 1991-F,
     Class A2 REMIC
     6.653%,  06/15/16 (A)             7,400      7,520
   Merrill Lynch Mortgage
     Investments Series 1992-C,
     Class A2 REMIC
     6.600%,  06/15/17 (A)             4,995      5,082
   Prudential Home Mortgage
     Securities Series 1993-5,
     Class A7 REMIC
     6.388%,  03/25/00 (A)             5,477      5,486
   Resolution Trust Series 1992-3,
     Class A4 REMIC
     6.238%,  09/25/30 (A)               896        896
   Resolution Trust Series 1992-6,
     Class B9 REMIC
     6.610%,  11/25/26 (A)             1,946      1,946
   Resolution Trust Series 1992-16,
     Class A4 REMIC
     7.633%,  08/25/22 (A)             2,449      2,449

STATEMENT OF NET ASSETS                                                   CUFUND

May 31, 1998




ADJUSTABLE RATE PORTFOLIO (concluded)
--------------------------------------------------------------------------------
                                   Par/Shares   Value
Description                           (000)     (000)
--------------------------------------------------------------------------------
   Resolution Trust Series 1992-M4,
     Class A4 REMIC
     6.488%,  09/25/21 (A)            $1,295 $    1,296
   Salomon Brothers Mortgage
     Securities VII Series 1992-2,
     Class A4 REMIC
     7.611%,  06/25/22 (A)             1,968      1,996
   Salomon Brothers Mortgage
     Securities VII Series 1992-4,
     Class A5 REMIC
     7.668%,  09/25/22 (A)             1,232      1,248
   Salomon Brothers Mortgage
     Securities VII Series 1992-6,
     Class A1 REMIC
     7.601%,  11/25/22 (A)             1,907      1,920
   Sears Mortgage Securities
     Series 1993-3, Class F REMIC
     6.638%,  07/25/20 (A)               217        218
   Securitized Assets Sales
     Series 1993-8, Class A2 REMIC
     7.815%,  12/26/23 (A)             1,549      1,581
                                             ----------
Total Non-Agency Mortgage-Backed
     Obligations
     (Cost $33,773)                              34,109
                                             ----------
CASH EQUIVALENT (8.1%) (B)
   SEI Daily Income Trust
     Treasury Fund                    10,124     10,124
                                             ----------
Total Cash Equivalent
     (Cost $10,124)                              10,124
                                             ----------
TOTAL INVESTMENTS (99.8%)
     (Cost $124,645)                            125,095
                                             ----------
OTHER ASSETS AND LIABILITIES,
     NET (0.2%)                                     303
                                             ----------

--------------------------------------------------------------------------------
                                                Value
Description                                     (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 12,539,450 outstanding
     shares of beneficial interest             $125,672
   Distributions in excess of net
     investment income                              (50)
   Accumulated net realized loss
     on investments                                (674)
   Net unrealized appreciation
     of investments                                 450
                                               --------
TOTAL NET ASSETS (100.0%)                      $125,398
                                               ========
NET ASSET VALUE, OFFERING PRICE, AND
     REDEMPTION PRICE PER SHARE --             $  10.00
                                               ========

CMO -- Collateralized Mortgage Obligation
DLJ -- Donaldson, Lufkin, & Jenrette
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
REMIC -- Real Estate Mortgage Investment Conduit
(A) Adjustable Rate Features. Rate shown on the Statement of Net Assets is the rate in effect on May 31, 1998.
(B) On June 1, 1998, the cash equivalent investment of the Portfolio was reduced to less than 5% of net assets.

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS                                                   CUFUND

For the year ended May 31, 1998

                                                                                        (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
                                                                             SHORT-TERM MATURITY  ADJUSTABLE RATE
                                                                                  PORTFOLIO          PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Investment Income                                                                  $1,705             $7,786
-----------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees                                                            95                418
   Waiver of Investment Advisory Fees                                                 (58)              (258)
   Administrator Fees                                                                  39                175
   Custodian Fees                                                                       3                 14
   Professional Fees                                                                   18                 79
   Registration Fees                                                                    1                  3
   Trustee Fees                                                                         9                 37
   Printing Fees                                                                        6                 25
   Transfer Agent Fees                                                                 --                  4
   Other                                                                                2                  7
-----------------------------------------------------------------------------------------------------------------
       Total Expenses                                                                 115                504
-----------------------------------------------------------------------------------------------------------------
Net Investment Income                                                               1,590              7,282
-----------------------------------------------------------------------------------------------------------------
   Net Realized Loss on Investments                                                     --               (16)
-----------------------------------------------------------------------------------------------------------------
   Net Unrealized Appreciation/(Depreciation) of Investments                          179                (64)
-----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                                179                (80)
-----------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                1,769              7,202
=================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS                                        CUFUND

                                                                                  (IN THOUSANDS)
                                                                  -----------------------------------------------
                                                                    SHORT-TERM MATURITY        ADJUSTABLE RATE
                                                                         PORTFOLIO                PORTFOLIO
                                                                  -----------------------  ----------------------
                                                                   06/01/97    06/01/96     06/01/97   06/01/96
                                                                  TO 5/31/98  TO 05/31/97  TO 5/31/98 TO 05/31/97
-----------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income                                             $ 1,590    $ 1,608    $   7,282 $    8,452
   Net Realized Gain/(Loss) on Investments                                --        (68)         (16)        16
   Net Unrealized Appreciation/(Depreciation) of Investments             179        211          (64)       671
-----------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   1,769      1,751        7,202      9,139
-----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income                                              (1,596)    (1,609)      (7,295)    (8,466)
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued                                             0      3,000          900      2,100
   Shares Issued in Lieu of Cash Distributions                           114        121          565        595
   Cost of Shares Redeemed                                              (410)    (4,228)     (24,934)    (8,168)
-----------------------------------------------------------------------------------------------------------------
Decrease in Net Assets from Capital Share Transactions                  (296)    (1,107)     (23,469)    (5,473)
-----------------------------------------------------------------------------------------------------------------
        Total Decrease in Net Assets                                    (123)      (965)     (23,562)    (4,800)
-----------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                                29,668     30,633      148,960    153,760
-----------------------------------------------------------------------------------------------------------------
   End of Period (1)                                                 $29,545    $29,668     $125,398   $148,960
=================================================================================================================
Capital Share Transactions:
   Shares Issued                                                          --        306           90        210
   Shares Issued in Lieu of Cash Distributions                            12         12           56         60
   Shares Redeemed                                                       (42)      (431)      (2,488)      (819)
-----------------------------------------------------------------------------------------------------------------
Net Capital Share Transactions                                           (30)      (113)      (2,342)      (549)
=================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Including distributions in excess of net investment income (000) of $(7) and $(1) for Short-Term Maturity Portfolio, $(50) and $(37) for Adjustable Rate Portfolio at May 31, 1998 and May 31, 1997, respectively.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                      CUFUND

FOR THE YEARS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD




                                    NET                                                                                   RATIO OF
              NET               REALIZED AND                            NET             NET                RATIO OF NET   EXPENSES
             ASSET               UNREALIZED  DIVIDENDS                 ASSET           ASSETS   RATIO OF    INVESTMENT   TO AVERAGE
             VALUE      NET         GAINS     FROM NET      CAPITAL    VALUE           END OF  EXPENSES       INCOME     NET ASSETS
           BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT      GAINS     END OF   TOTAL  PERIOD  TO AVERAGE   TO AVERAGE   (EXCLUDING
           OF PERIOD   INCOME   INVESTMENTS    INCOME    DISTRIBUTIONS PERIOD   RETURN  (000)  NET ASSETS   NET ASSETS     WAIVERS)
           -------------------------------------------------------------------------------------------------------------------------
Short-Term Maturity Portfolio
    1998     $ 9.80    0.53        0.06       (0.53)          --      $ 9.86    6.17% $ 29,545   0.39%         5.37%       0.59%
    1997       9.76    0.52        0.04       (0.52)          --        9.80    5.90    29,668   0.39          5.33        0.58
    1996       9.73    0.52        0.03       (0.52)          --        9.76    5.73    30,633   0.38          5.27        0.61
    1995       9.59    0.50        0.14       (0.50)          --        9.73    6.92    35,050   0.38          5.24        0.51
    1994      10.00    0.41       (0.38)      (0.41)        (0.03)      9.59    0.23    41,737   0.38          4.23        0.55

Adjustable Rate Portfolio
    1998     $10.01    0.56       (0.01)      (0.56)          --      $10.00    5.63% $125,398   0.39%         5.58%       0.59%
    1997       9.96    0.57        0.05       (0.57)          --       10.01    6.36   148,960   0.39          5.66        0.56
    1996       9.94    0.59        0.02       (0.59)          --        9.96    6.29   153,760   0.39          5.92        0.53
    1995       9.96    0.53       (0.02)      (0.53)          --        9.94    5.25   162,147   0.38          5.34        0.51
    1994      10.02    0.37       (0.06)      (0.37)          --        9.96    3.19   183,486   0.38          3.70        0.51
====================================================================================================================================

            RATIO OF NET
             INVESTMENT
               INCOME
             TO AVERAGE
             NET ASSETS   PORTFOLIO
             (EXCLUDING   TURNOVER
               WAIVERS)     RATE
           ------------------------
Short-Term Maturity Portfolio
    1998         5.17%       76%
    1997         5.14        63
    1996         5.04        42
    1995         5.11        53
    1994         4.06       148

Adjustable Rate Portfolio
    1998         5.38%       31%
    1997         5.49        17
    1996         5.78        23
    1995         5.21         4
    1994         3.57        67
====================================

Amounts designated as "--" are either $0 or have been rounded to $0.



   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS                                             CUFUND

May 31, 1998


1. Organization:
CUFUND (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated November 22, 1991 and had no operations through June 14, 1992 other than those related to organizational matters and the sale of initial shares of beneficial interest to SEI Investments Mutual Fund Services (the "Administrator") on January 16, 1992.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company with two portfolios: the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio (the "Portfolios"). The Trust's prospectus provides a description of each Portfolio's investment objectives, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      SECURITIES VALUATION--Pursuant to policies established by the Board of Trustees of the Trust, the Administrator values the securities of each Portfolio based upon valuations provided by brokers or an independent pricing service. The pricing services rely primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuation. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Investment securities for which market prices are either (i) not readily available or not obtained, or (ii) deemed by the Adviser to be materially inaccurate, are valued at fair value as determined in good faith under procedures established by the Board of Trustees.

      SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Gains and losses realized on sales of securities are determined on a first-in first-out (FIFO) basis. Interest income and expenses are recognized on the accrual basis. Purchase discounts and premiums are accreted and amortized over the life of each security and recorded as interest income using a method which approximates the effective interest method.

      DISTRIBUTIONS TO SHAREHOLDERS--Distributions of net investment income for each Portfolio are declared daily and paid monthly on the first business day. Any net realized capital gains will be distributed at least annually.

      FEDERAL INCOME TAXES--The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      OTHER--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative net assets.

NOTES TO FINANCIAL STATEMENTS (continued)                                 CUFUND

May 31, 1998


3. Administrative and Distribution Agreements:

The Trust and the Administrator are parties to an administrative agreement dated May 1, 1992, under which the Administrator provides services for a fee that is computed daily and payable monthly, at an annual rate which is the greater of
 .09% of the average daily net assets of the Trust up to $750 million, and .0725% of the average daily net assets of the Trust exceeding $750 million, or $214,000. Certain officers of the Trust are also officers of the Administrator and/or Distributor. Such officers are paid no fees by the Trust for serving in their respective roles.

SEI Investments Distribution Co. (the "Distributor") acts as the distributor of the shares of the Trust. No compensation is paid to the Distributor for distribution services.

4. Investment Advisory and Custodian Agreements:

The Trust and Southwest Corporate Federal Credit Union (the "Adviser") are parties to an investment advisory agreement dated May 1, 1992, under which the Adviser receives an annual fee, which is calculated daily and paid monthly, at an annual rate of .32% of the average daily net assets of each Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fees and reimburse expenses in order to limit the total operating expenses of each Portfolio to not more than .39% of each Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. At May 31, 1998, the Adviser is the record owner of 84% and 93% of the outstanding shares of the Short-Term Maturity and Adjustable Rate Portfolios, respectively.

The Trust and CoreStates Bank, N.A. (the "Custodian") are parties to a custodial agreement dated May 1, 1992 under which the Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Portfolios.

5. Investment Transactions:

For the year ended May 31, 1998, purchases and sales of investment securities and United States Government Obligations (other than short-term securities) were as follows (000):

              U.S. GOVERNMENT   OTHER INVESTMENT
                SECURITIES         SECURITIES
              ---------------  ------------------
             PURCHASES  SALES  PURCHASES    SALES
             ---------  -----  ---------    ------
Short-Term
   Maturity
   Portfolio  $12,690  $ 7,222   $ --     $  4,129
Adjustable
   Rate
   Portfolio  $31,782  $45,979   $115      $20,200

The total cost of securities held for federal income tax purposes at May 31, 1998 for the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio was not materially different from amounts reported for financial reporting purposes. The Short-Term Maturity Portfolio had net unrealized appreciation of $14,500, which was composed of gross unrealized appreciation of $70,416 and gross unrealized depreciation of ($55,916) for tax purposes. The Adjustable Rate Portfolio had net unrealized appreciation of $450,346, which was composed of gross unrealized appreciation of $606,919 and gross unrealized depreciation of ($156,573) for tax purposes.

6. Capital Loss Carryforwards:

The capital loss carryforwards at May 31, 1998 for federal income tax purposes are as follows:

                                       EXPIRATION
                           AMOUNT         DATE
                           ------      ----------
Short-Term
   Maturity Portfolio     $383,533         2003
                           337,054         2004
                            32,759         2005
                            66,614         2006
Adjustable Rate
   Portfolio              $556,310         2003
                            37,771         2004
                            46,794         2005

NOTES TO FINANCIAL STATEMENTS (concluded)                                 CUFUND

May 31, 1998


Subsequent to October 31, 1997, the Adjustable Rate Portfolio recognized net capital losses of $33,084 that have been deferred to 1998 for tax purposes. The capital loss carryforwards and post October 31, 1997 deferred losses can be used to offset future net realized gains.

7. Variable Rate Financial Instruments:

The Adjustable Rate Portfolio's investment policies include investing, under normal circumstances, at least 65% of its assets in adjustable rate mortgage securities or other adjustable rate securities that have interest rates that reset at periodic intervals. Such securities may experience less price volatility due to changes in market interest rates than other debt securities. These investments include securities subject to interest rate caps as well as certain securities that adjust based upon an index whose movements may not correlate directly with market movements. Both of these items may influence the pricing of the security.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees of CUFUND:


We have audited the accompanying statements of net assets of the Adjustable Rate and Short-Term Maturity Portfolios of CUFUND (the "Trust") as of May 31, 1998, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Adjustable Rate and Short-Term Maturity Portfolios of CUFUND as of May 31, 1998, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP


Philadelphia, PA
June 26, 1998

NOTICE TO SHAREHOLDERS

(Unaudited)



For Taxpayers filing on a calendar year basis, this notice is for informational purposes only.

Dear CUFUND Shareholders:

For the fiscal year ended May 31, 1998, each Portfolio is designating long term capital gains, qualifying dividends and exempt income with regard to distributions paid during the fiscal year as follows:


                                 (A)            (B)
                              LONG TERM      ORDINARY         (C)                      (E)
                            CAPITAL GAINS     INCOME         TOTAL         (D)         TAX        (F)
                            DISTRIBUTIONS  DISTRIBUTIONS DISTRIBUTIONS QUALIFYING    EXEMPT     FOREIGN
             PORTFOLIO       (TAX BASIS)    (TAX BASIS)   (TAX BASIS)  DIVIDENDS(1)  INTEREST  TAX CREDIT
             ---------      -------------  ------------- ------------- ------------  --------  ----------
Adjustable Rate                  0%            100%          100%          0%          0%         0%
Short-Term Maturity              0%            100%          100%          0%          0%         0%
--------

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* Items (A) and (B) are based on a percentage of the Portfolio's total distributions.
** Items (D), (E) and (F) are based on a percentage of ordinary income distributions of the Portfolio.

Please consult your tax adviser for proper treatment of this information.

                                      NOTES

                                      NOTES

                               INVESTMENT ADVISER
                    Southwest Corporate Federal Credit Union
                         7920 Belt Line Road, Suite 1100
                                Dallas, TX 75240

                                  ADMINISTRATOR
                      SEI Investments Mutual Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                           Philadelphia, PA 19103-6993

                         INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP
                               1601 Market Street
                           Philadelphia, PA 19103-2499





CUF-F-010-02